UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2006

Valero GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on Valero GP Holdings, LLC’s Current Report on Form 8-K dated July 19, 2006 and filed July 25, 2006, which is incorporated herein, on July 19, 2006, the board of directors (the “Board”) of Valero GP Holdings, LLC (the “Company”) approved the compensation structure for non-employee members of the Board (the “Compensation Structure”).

In accordance with this Compensation Structure, on August 22, 2006, each non-employee director was granted 962 restricted Units of Valero GP Holdings, LLC under the Valero GP Holdings, LLC Long-Term Incentive Plan (the “Plan”).

Note. The form of agreement filed as an exhibit to this Current Report-together with the Plan and the disclosures incorporated herein and stated above-contains the material terms and conditions for participation in the compensation arrangements described in this Item. In reliance on Instruction 1 to Item 601(b)(10) of Regulation S-K, the Company is not filing each individual’s personal arrangement.

2

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description	Incorporated by Reference to the Following Document
10.01	Valero GP Holdings, LLC Long-Term Incentive Plan	Exhibit 10.01 to Valero GP Holdings, LLC’s Current Report on Form 8-K dated July 19, 2006 and filed July 25, 2006.

10.02	Form of Non-employee Director Restricted Unit Agreement under Valero GP Holdings, LLC Long-Term Incentive Plan	*

*	filed herewith

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO GP HOLDINGS, LLC

Date: August 25, 2006	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Assistant Secretary

4

EXHIBIT INDEX

Exhibit Number	Description	Incorporated by Reference to the Following Document
10.01	Valero GP Holdings, LLC Long-Term Incentive Plan	Valero GP Holdings, LLC Current Report on Form 8-K dated July 19, 2006 and filed July 25, 2006.

10.02	Form of Non-employee Director Restricted Unit Agreement under Valero GP Holdings, LLC Long-Term Incentive Plan	*

*	filed herewith

5